Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Net Sales:
Aerospace & Electronics	$165,928	$160,172	$324,379	$308,564
Engineered Materials	72,937	87,712	155,710	175,461
Merchandising Systems	116,233	100,563	229,737	197,927
Fluid Handling	301,100	281,206	589,600	544,157
Controls	37,284	31,244	72,924	63,006

Total Net Sales	$693,482	$660,897	$1,372,350	$1,289,115

Operating Profit (Loss):
Aerospace & Electronics	$18,487	$24,365	$34,482	$45,391
Engineered Materials	8,100	17,933	19,754	33,971
Merchandising Systems	17,339	11,912	31,477	21,543
Fluid Handling	46,556	33,396	91,318	64,537
Controls	3,547	2,855	4,847	5,202
Corporate*	(7,758)	(18,664)	(20,258)	(30,448)

Total Operating Profit (Loss)	86,271	71,797	161,620	140,196

Interest Income	2,883	989	5,167	2,302
Interest Expense	(6,678)	(6,901)	(13,183)	(13,769)
Miscellaneous- Net	1,631	931	1,961	2,744

Income (Loss) Before Income Taxes	84,107	66,816	155,565	131,473
Provision for Income Taxes	25,098	21,080	48,178	42,092

Net Income (Loss)	$59,009	$45,736	$107,387	$89,381

Share Data:
Net Income (Loss) per Diluted Share	$0.97	$0.75	$1.77	$1.46

Average Diluted Shares Outstanding	60,581	60,882	60,812	61,096
Average Basic Shares Outstanding	59,707	59,767	59,911	60,039

Supplemental Data:
Cost of Sales - Operations	$455,647	$452,273	$908,178	$875,957
Selling, General & Administrative	151,564	136,827	302,552	272,962
Depreciation and Amortization**	14,712	15,492	29,695	31,068
Stock Compensation Expense	3,370	3,072	6,985	7,376

*	Second quarter 2008 operating profit includes $4.4 million of recoveries related to environmental activities, and second quarter 2007 operating profit includes a $7.6 million provision for a legal settlement.
**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	June 30, 2008	December 31, 2007
ASSETS
Current Assets
Cash and Cash Equivalents	$321,548	$283,370
Accounts Receivable	377,844	345,176
Current Insurance Receivable - Asbestos	33,600	33,600
Inventories	358,328	327,719
Other Current Assets	61,486	47,757

Total Current Assets	1,152,806	1,037,622

Property, Plant and Equipment	293,013	289,683
Long-Term Insurance Receivable - Asbestos	284,864	306,557
Long-Term Deferred Tax Assets	192,288	220,370
Other Assets	245,116	256,510
Goodwill	769,642	766,550

Total Assets	$2,937,729	$2,877,292

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$3,648	$548
Accounts Payable	191,426	177,978
Current Asbestos Liability	84,000	84,000
Accrued Liabilities	223,720	230,295
Income Taxes	9,394	731

Total Current Liabilities	512,188	493,552

Long-Term Debt	398,390	398,301
Deferred Tax Liability	33,019	31,880
Long-Term Asbestos Liability	904,469	942,776
Other Liabilities	112,696	117,586
Minority Interest	8,326	8,394
Shareholders’ Equity	968,641	884,803

Total Liabilities and Shareholders’ Equity	$2,937,729	$2,877,292

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Operating Activities:
Net income	$59,009	$45,736	$107,387	$89,381
Income from joint venture	—	(1,528)	—	(2,545)
Gain on divestitures	(932)	—	(932)	—
Depreciation and amortization	14,712	15,492	29,695	31,068
Stock-based compensation expense	3,370	3,072	6,985	7,376
Deferred income taxes	5,768	351	11,865	(9,468)
Cash used for operating working capital	(16,454)	(20,484)	(46,288)	(46,132)
Other	(5,552)	(2,799)	(2,601)	(14,131)

Subtotal	59,921	39,840	106,111	55,549
Asbestos related payments, net of insurance recoveries	(14,553)	(5,972)	(16,614)	15,208

Total provided by operating activities	45,368	33,868	89,497	70,757

Investing Activities:
Capital expenditures	(11,321)	(14,868)	(20,401)	(21,831)
Proceeds from disposition of capital assets	48	204	444	11,236
Proceeds from divestitures	1,320	—	2,106	—
Payment for acquisition, net of cash acquired	(47)	150	(132)	145

Total used for investing activities	(10,000)	(14,514)	(17,983)	(10,450)

Financing Activities:
Dividends paid	(10,761)	(8,989)	(21,556)	(18,039)
Reacquisition of shares on the open market	—	(10,000)	(40,000)	(50,001)
Stock options exercised - net of shares reacquired	5,535	7,531	9,091	7,144
Excess tax benefit from stock-based compensation	793	1,437	900	2,127
Repayment of long-term debt	—	(22)		(89)
Net increase / decrease in short-term debt	(5,995)	(10,408)	3,042	(8,608)

Total used for financing activities	(10,428)	(20,451)	(48,523)	(67,466)

Effect of exchange rate on cash and cash equivalents	1,880	2,251	15,187	3,627

Increase (decrease) in cash and cash equivalents	26,820	1,154	38,178	(3,532)
Cash and cash equivalents at beginning of period	294,728	133,921	283,370	138,607

Cash and cash equivalents at end of period	$321,548	$135,075	$321,548	$135,075

CRANE CO.

Order Backlog

(in thousands)

	June 30, 2008	March 31, 2008	December 31, 2007	June 30, 2007
Aerospace & Electronics	$417,883	$407,398	$392,822	$393,708
Engineered Materials	11,892	15,941	14,802	18,544
Merchandising Systems	35,708	42,551	34,093	32,260
Fluid Handling	297,937	268,302	242,591	259,144
Controls	41,633	34,464	35,273	35,701

Total Backlog	$805,053	$768,656	$719,581	$739,357

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,		Percent Change Three and Six Months Ended June 30,
	2008	2007	2008	2007	2008	2007
INCOME ITEMS:
Net Sales	$693,482	$660,897	$1,372,350	$1,289,115	4.9%	6.5%

Operating Profit (Loss)	$86,271	$71,797	$161,620	$140,196
Government Settlement - Pre-Tax (a)		7,600		7,600
Environmental Reimbursement - Pre-Tax (b)	(4,444)		(4,444)

Operating Profit before Government Settlement and Environmental Reimbursement	$81,827	$79,397	$157,176	$147,796	3.1%	6.3%

Percentage of Sales	11.8%	12.0%	11.5%	11.5%

Net Income (Loss)	$59,009	$45,736	$107,387	$89,381
Per Share	$0.97	$0.75	$1.77	$1.46

Government Settlement - Net of Tax (a)	—	5,396	—	5,396
Per Share		$0.09		$0.09

Environmental Reimbursement - Net of Tax (b)	(2,889)		(2,889)
Per Share	$(0.05)		$(0.05)

Net Income before Government Settlement and Environmental Reimbursement	$56,120	$51,132	$104,498	$94,777	9.8%	10.3%

Per Share	$0.93	$0.84	$1.72	$1.55

Average Diluted Shares Outstanding	60,581	60,882	60,812	61,096

(a)	During the three months ended June 30, 2007, the Company recorded a settlement with the US Government.
(b)	During the three months ended June 30, 2008, the Company recorded a $2.1 million reimbursement from the US Government and a $2.4 million reimbursement from a service provider, both related to environmental clean-up activities.

	June 30, 2008	December 31, 2007
BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$3,648	$548
Long-Term Debt	398,390	398,301

Total Debt	402,038	398,849
Less: Cash and Cash Equivalents	(321,548)	(283,370)

Net Debt	80,490	115,479
Shareholders’ Equity	968,641	884,803

Net Capitalization	$1,049,131	$1,000,282

Percentage of Net Debt to Net Capitalization	7.7%	11.5%

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007
					(Estimated)
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$59,921	$39,840	$106,111	$55,549	275,000	$243,031
Asbestos Related Payments, Net of Insurance Recoveries	(14,553)	(5,972)	(16,614)	(16,292)	(55,000)	(41,698)
Equitas Receipts	—	—	—	31,500	—	31,500

Cash Provided from Operating Activities	45,368	33,868	89,497	70,757	220,000	232,833
Less: Capital Expenditures	(11,321)	(14,868)	(20,401)	(21,831)	(50,000)	(47,169)

Free Cash Flow	$34,047	$19,000	$69,096	$48,926	170,000	$185,664

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.